SEVEN CANYONS STRATEGIC GLOBAL FUND Investor Class: WASIX
Summary Prospectus	January 28, 2022

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://sevencanyonsadvisors.com/. You can also get this information at no cost by calling (833) 722-6966 or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated January 28, 2022, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Seven Canyons Strategic Global Fund (the “Fund”)

Investment Objective

The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class
Maximum sales charge (Load) imposed on purchases	None
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investor Class
Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Total Other Expenses	0.59%
Acquired Fund Fees and Expenses	0.19%
Total Annual Fund Operating Expenses	1.48%
Fee Waiver and Expense Reimbursement (1)	(0.34)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (1)	1.14%

(1)

Seven Canyons Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses (exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business) to an annual rate of 0.95% of the Fund’s average daily net assets. This agreement is in effect through at least January 31, 2023, and will automatically continue upon annual approval by the board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. The Adviser will be permitted to recover expenses it has borne through the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced, as calculated on a monthly basis.

1

Seven Canyons Strategic Global Fund

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$ 116	$ 434	$ 775	$ 1,737

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. For the fiscal year ended September 30, 2021, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests primarily in equity securities (primarily common stock) of domestic and foreign micro, small, and midsize growth companies with market capitalizations of less than US $5 billion at the time of purchase. At times, one type of security may make up a substantial portion of the Fund, while other types may have minimal or no representation. The Fund may invest a large percentage of its assets in a few sectors.

Under normal market conditions, the Fund will typically be invested in at least three developed countries, including the U.S. The Fund may invest its assets in securities issued by foreign companies in developed countries without limit. To a lesser extent, the Fund may invest in foreign companies in emerging and frontier markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies.

2

Under normal market conditions, the Fund will invest at least 40% of its assets (30% if conditions are not favorable) in equity securities of companies tied economically to countries other than the United States. The Fund regards a company as being tied economically to a country other than the U.S. if, at the time of purchase, the company has at least 50% of its assets outside the U.S., or if at least 50% of its revenues or profits are from goods produced or sold, investments made, or services performed outside the U.S.

The Fund may invest in investment companies, including exchange-traded funds (ETFs).

The Adviser will use a process of “bottom-up” fundamental analysis to seek to identify and invest in companies with the greatest potential for growth. The Adviser’s analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

COVID-19 Risk. The impact of COVID-19 (and the variants of such virus) and other epidemics and pandemics that may arise in the future could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.

In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness or other public health issues, or generally adverse investor sentiment.

3

Seven Canyons Strategic Global Fund

Growth Securities Risk. The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market conditions, growth stocks may perform differently from the market as a whole and other types of securities.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.

Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.

Micro-Cap Company Stock Risk. The securities of micro-cap companies may be particularly volatile in price, and such securities have significantly lower trading volumes than small- or mid-cap companies. As a result, the purchase or sale of more than a limited number of shares may affect its market price. The Fund may need more time to purchase or sell its positions in such securities. Some micro-cap companies may not have much publicly available information relative to larger companies. Micro-cap companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments.

4

Sector and Industry Weightings Risk. The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.

Investment Companies Risk. The Fund may invest in the shares of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and exchange-traded funds. Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company and the investment strategies employed by such funds (such as the use of leverage). In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment advisor of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses including advisory and administrative fees. Fund shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies.

Exchange-Traded Funds Risk. ETFs are investment companies that are bought and sold on a securities exchange. Shares of ETFs are redeemable only in larger aggregations of a specified number of shares and generally on an in-kind basis. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. Because of the ETF expenses, it may be more costly to own the ETF than owning the underlying securities directly. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. The risk of owning an ETF generally reflects the risks of the underlying securities held by the ETF and investment strategies employed by such ETF (such as the use of leverage). The market price of an ETF may also fluctuate due to the supply of, and demand for, the ETF’s shares on the exchange upon which its shares are traded and may trade at a premium or discount to its net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active market for its shares may not develop or be maintained, (ii) market makers or authorized participants may decide to reduce their role or step away from these activities in times of market stress, (iii) trading of its shares may be halted by the exchange, and (iv) its shares may be delisted from the exchange.

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

5

Seven Canyons Strategic Global Fund

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The Fund was organized as a successor to the Wasatch Strategic Income Fund (the “Predecessor Fund”), a series of Wasatch Funds Trust. The Predecessor Fund was reorganized with and into the Fund on September 10, 2018. The Fund has adopted the historical performance of the Predecessor Fund. The performance shown for periods prior to September 10, 2018 reflects the performance of the Predecessor Fund’s Investor Class shares. The table compares the Predecessor Fund’s average annual returns for the periods prior to September 10, 2018 and the Fund’s average annual returns for the periods indicated thereafter to broad-based securities market indices. The performance of the Predecessor Fund is not the performance of the Fund, and is not necessarily indicative of the Fund’s future performance. If the Predecessor Fund’s investment manager and/or its affiliates had not waived or reimbursed certain Predecessor Fund expenses during these periods, the Predecessor Fund’s returns would have been different. Additionally, the Fund modified its investment strategy on January 28, 2022. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at no cost by at www.sevencanyonsadvisors.com or by calling 1-833-7-CANYON (1-833-722-6966).

Annual Total Returns
(For years ended 12/31) - Investor Class

Best and Worst Quarterly Returns

Best — 6/30/20	18.61%
Worst — 3/31/20	-32.84%

6

Average Annual Total Returns — (as of 12/31/21)	1 Year	5 Years	10 Years
Seven Canyons Strategic Global Fund — Investor Class
Return Before Taxes	34.34%	12.82%	11.35%
Return After Taxes on Distributions	26.97%	10.97%	9.70%
Return After Taxes on Distributions and Sale of Fund Shares	21.76%	9.64%	8.76%
MSCI ACWI Small Cap Index (reflects no deductions for fees, expenses or taxes) (1)	12.93%	11.21%	9.46%
MSCI ACWI Index (reflects no deductions for fees, expenses or taxes) (2)	18.54%	14.40%	11.85%

(1)

The MSCI ACWI Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally. The MSCI ACWI Small Cap Index is replacing the MSCI ACWI Index as the Fund’s primary benchmark index. Seven Canyons Advisors, LLC, the Fund’s investment adviser, made this recommendation to the Board of Trustees of the Trust to replace the Fund’s primary benchmark index because the new index more closely aligns to the Fund’s investment strategies. Information on both indices will be shown for a one-year transition period.

(2)	ACWI Index is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 27 emerging markets.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Investment Adviser

Seven Canyons Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

The Fund is managed by the following portfolio managers:

Portfolio Managers	Period of Service with the Fund	Primary Title
Josh Stewart	Since September 2019	Portfolio Manager
Spencer Stewart	Since September 2019	Portfolio Manager
Andrey Kutuzov	Since November 2021	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund offers one class of shares: Investor Class shares. You may purchase, exchange or redeem Fund shares on any business day on which the New York Stock Exchange is open by written request via mail Seven Canyons Strategic Global Fund, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, by telephone at 1-833-722-6966, or through a financial intermediary. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. They may charge you a transaction fee for this service.

7

Seven Canyons Strategic Global Fund

The minimum initial and subsequent investment amounts are shown below. The Fund reserves the right to waive or change minimum and additional investment amounts. For a description of the Fund’s Investor Class shares, see “Buying, Exchanging and Redeeming Shares.”

Initial Investment Minimum

Type of Account
New Account	$2,000
New Accounts with Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases Minimum

Type of Account
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gain, qualified dividend income, or Section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.